LOAN AGREEMENT

         LOAN AGREEMENT, dated as of July 13, 1999, by and among Westbury Metals Group, Inc., a Delaware corporation (the "Company"), and Westbury International, Inc., a Delaware corporation, Westbury Alloys, Inc., a Delaware corporation, and Reliable - West Tech, Inc., a Rhode Island corporation (the Company and such corporations being collectively referred to as the "Borrowers" and each as a "Borrower"), and Alliance Capital Investment Corp., a Nevada corporation (the "Lender").

                                                   W I T N E S S E T H:

         WHEREAS, the Borrowers have requested the Lender to make a loan (the "Loan") of two million dollars ($2,000,000) on the terms and conditions set forth in this Agreement; and

WHEREAS, the proceeds of the Loan shall be used for working capital and/or payment of indebtedness; and

         WHEREAS, in addition to the foregoing, in order to induce the Lender to make the Loan, the Borrowers have agreed to make the representations, warranties and covenants hereinafter set forth, and to accept the other terms, conditions and provisions hereinafter set forth;

         NOW, THEREFORE, intending to be legally bound, all of the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following words and terms shall have the following meanings:

                  (a) "Approved Subordinated Debt" shall mean Indebtedness subordinated, on terms and conditions satisfactory to the Lender, as evidenced by the Lender's written approval of the amount of such Indebtedness and the terms of subordination, to all indebtedness or other obligations of the Borrowers to the Lender and the execution of a subordination agreement among the Borrowers, the Lender and the holder of such indebtedness satisfactory in form and substance to the Lender.

                  (b) "Bank" shall mean BankBoston, N.A. or any successor to the business of BankBoston, N.A.

                  (c) "Business Day" shall mean any day not a Saturday, Sunday or any other day on which the Banks in New York City are authorized to be closed for the transaction of business.

                  (d) "Capital Lease Obligation" shall mean, with respect to any Borrower, the obligation of such Borrower to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligation is, or in accordance with Generally Accepted
Accounting Principles is required to be, classified and accounted for as a capital lease on a balance sheet of such Borrower, and, for purposes of this Agreement, the amount of such obligation shall be the capitalized amount thereof determined in accordance with such principles.

                  (e) "Closing Date" shall mean the date of the execution and delivery of this Agreement.

                  (f) "Collateral" shall have the meaning set forth in the Security Agreement.

                  (g) "Commission" shall mean the United States Securities and Exchange Commission.



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



                  (h) "Default" shall mean any event which, which the passage of time or the giving of notice, would result in an Event of Default.

                  (i) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended.

                  (j) "ERISA Affiliate" shall mean, with respect to any Person, any entity that is a member of a "controlled group of corporations" with, or is under "common control" with, or is a member of the same "affiliated service group" with such Person as defined in Section 414(b), 414(c) or 414(m) of the Code.

(k) "Event of Default" shall mean any Event of Default set forth in Section 7 of this Agreement.

                  (l) "Extended Maturity Date" shall mean the date determined pursuant to Paragraph 2(c) of this Agreement.

                  (m) "Generally Accepted Accounting Principles" shall mean the accepted accounting principles and practices which, as of the date and for the period in question are recognized as such by the American Institute of Certified Public Accountants acting through the Financial Accounting Standards Board or through other appropriate board or committees thereof for such period so as to reflect properly the financial condition, the results of operations, stockholders' equity and cash flows of the Borrowers.

                  (n) "Indebtedness" shall have the meaning set forth in Paragraph 6(b) of this Agreement.

                  (o) "Interest Rate" shall mean an annual rate of interest equal to the Prime Rate plus 4%.

                  (p) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (q) "Loan Documents" shall mean this Agreement, the Note, the Security Agreement, the UCC-1 Financing Statements, those other agreements as to which the Lender is a party or a beneficiary on the Closing Date, and all other agreements, instruments, documents and certificates, including, without limitation, pledges, powers of attorney, consents, assignments, contracts, notices, financing statements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Borrower or others, or any employee of any Borrower, which by their terms apply to the Loan and the transaction contemplated by this Agreement, or which are delivered to the Lender in connection with this Agreement or the transactions contemplated by this Agreement.

                  (r) "Long Term Debt" shall mean any Indebtedness, including Capital Lease Obligations, having a maturity date more than one year from the date as of which the determination is made, determined in accordance with Generally Accepted Accounting Principles consistently applied.

                  (s) "Material Adverse Effect" shall mean a material adverse effect on the business, operations, assets (including levels of working capital and components thereof), condition (financial or otherwise), operating results, liabilities, property, employee and customer relations or prospects of the Borrowers or any Borrower or would impair the rights of the Lender under this Agreement, the Note, the Security Agreement or the other Loan Documents.


                  (t) "Maturity Date" shall mean the Stated Maturity Date or the Extended Maturity Date, as the case may be.


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                  (u) "Permitted  Encumbrance"  shall have the meaning set forth in Paragraph 6(a) of this Agreement.

                  (v) "Person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, or any agency or political subdivision thereof.

                  (w) "Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA which is maintained for employees of any Borrower or any Subsidiary, if any, or any other Person which is under common control with any Borrower within the meaning of Section 414(c) of the Internal Revenue Code or the regulations thereunder.

                  (x) "Prepayment Demand Event" shall have the meaning set forth in Paragraph 2(e) of this Agreement.

                  (y) "Prime Rate" shall mean the rate per annum announced by the Bank from time to time as its prime rate in effect at its principal office on a 360-day basis, regardless of whether such rate is the lowest rate charged by such bank. The Prime Rate in effect at the on the opening of business on the first Business Day of each week shall be the Prime Rate in effect for the week.

                  (z) "Reportable Event" shall mean any Reportable Event as defined in Section 4043(b) of ERISA or the regulations thereunder for which the 30 days' notice requirement has not been waived by the Pension Benefit Guaranty Corporation.

                  (aa) "SEC Documents" shall mean the Company's Form 10-K Annual Report for the fiscal year ended June 30, 1998, its proxy statement relating to its 1998 Annual Meeting of Stockholders, and any Form 10-Q and 8-K Reports filed by the Company with the Commission subsequent to June 30, 1998.

                  (bb)     "Stated Maturity Date" shall mean July 15, 2001.

                  (cc) "Subsidiary" shall mean any corporation, association, partnership, limited liability company, business trust or other business entity more than 50% of the voting stock or other voting rights of which, or more than 50% of the equity interest in which, is at the time owned or controlled, directly or indirectly, by any one or more Borrowers or one or more Subsidiaries of any Borrower or their other Subsidiaries.

                  (dd) "Term Note" shall mean the joint and several promissory note of the Borrowers delivered pursuant to Paragraph 2(a) of this Agreement.

                  (ee) "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

(ff) "UCC-1 Financing Statements" shall have the meaning set forth in the Security Agreement.



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



         2.       The Loan.

                  (a) The Loan shall be evidenced by the joint and several promissory note of the Borrowers (the "Term Note") in the form attached as Exhibit A to this Agreement, appropriately completed on behalf of the Borrowers, dated the Closing Date and in the principal amount of the Loan. The principal balance shall be due and payable on the Maturity Date.

                  (b) The Term Note will bear interest at the Interest Rate. Interest will be paid monthly on the first day of each month, commencing August 1, 1999. Interest shall be calculated on the basis of a 360-day year, based on the number of days elapsed.

                  (c) The Lender shall have the right, on one occasion, to extend the Maturity Date for a period of not more than three years on notice given not less than thirty (30) days nor more than ninety (90) days prior to the Stated Maturity Date. The date to which the Maturity Date is extended pursuant to this Paragraph 2(c) is the "Extended Maturity Date."

                  (d) Borrowers may prepay the Term Note in full at any time or in part from time to time, on not less than three (3) days' written notice; provided, that any prepayment shall be accompanied by interest to the date of prepayment.

                  (e) The Lender shall have the right to demand prepayment of the Term Note, in whole or in part, on five (5) days' written notice if a Prepayment Demand Event shall occur. A Prepayment Demand Event shall occur if:

(i) The Borrowers or any of them raises at least five million dollars ($5,000,000) (in the aggregate) from the public or private sale of equity or debt securities in one or more transactions subsequent to the Closing Date, except that this provision shall not relate to the Company's loan and consignment facility from the Bank.

(ii) The Company or any other Borrower sells all or substantially all of its business and assets or all or substantially all of the capital stock of any other Borrower.

              (iii) The Company merges or consolidated with or into any other corporation or entity.

(iv) Any stockholder or group of stockholders of the Company who do not, as of the Closing Date, own ten percent (10%) or more of the Company's common stock acquires in one or more transactions directly or indirectly the ownership of or the right to vote or to dispose of thirty percent (30%) of the Company's common stock.

                  (f) Unless otherwise specified in this Agreement, each payment and prepayment of principal of and interest on the Term Note shall be made not later than noon, New York City time, on the date on which it is payable. Payment shall be made in United States dollars to the Lender at its address as provided in Paragraph 8(a) of this Agreement.

                  (g) The Loan shall be made at a closing to be held contemporaneously with the execution of this Agreement at the offices of Esanu Katsky Korins & Siger, LLP, 605 Third Avenue, New York, New York 10158 or at such other location at may be determined by the Lender and the Borrowers.



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         3. Representations and Warranties.  The Borrowers jointly and severally represent and warrant to the Lender that:

                  (a) Corporate. Each Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the power and authority (corporate and other) to own its properties and to carry on its business as now being conducted, (ii) is duly qualified to conduct its business in the state of its incorporation and in each other jurisdiction wherein the conduct of its business or the ownership of its properties are such as to require such qualification and the failure to so qualify would have a Material Adverse Effect, and (iii) has the power to borrow as contemplated by this Agreement and to execute and perform its obligations under the Loan Documents.

                  (b) Authorization of Borrowing. The execution, delivery and performance by each Borrower of this Agreement and the other Loan Document, the borrowings made by each Borrower, and the execution and delivery of the Term Note by the Borrowers have been duly authorized by all requisite corporate action. The execution and delivery of this Agreement and the other Loan Documents by the Borrowers will not violate (i) any provision of law or any governmental rule or regulation applicable to any Borrower or the certificates of incorporation or by-laws and/or other organizational documents of any Borrower, or (ii) any order of any court or other agency of government binding on any Borrower or any indenture, agreement or other instrument to which any Borrower is a party, or by which any Borrower or any of their respective properties are bound, in either case where the violation would have a Material Adverse Effect, and will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Borrower other than as contemplated by this Agreement. Each of this Agreement and the other Loan Documents, and all other documents, certificates or instruments related thereto are legal, valid and binding and enforceable against each Borrower in accordance with their terms.

                  (c)      Financial Condition.

(i) The audited consolidated financial statements for the Company and its Subsidiaries (including the other Borrowers) for the fiscal year ended June 30, 1998 and the unaudited financial statements for the nine months ended March 31, 1999 (collectively, the "Financial Statements"), are included in the Company's filings with the Commission. The Financial Statements present fairly and accurately the consolidated financial condition of the Company and its Subsidiaries as of the balance sheet dates and the results of operations, changes in stockholders' equity and cash flows for the respective periods then ended. Since March 31, 1999, there has been no material adverse change in the financial condition or the business or the operations of any Borrower.

(ii) There is no obligation or liability, contingent or otherwise of any Borrower which is material in amount and which is not reflected in the Financial Statements except for obligations or liabilities incurred in connection with Permitted Encumbrances. As of the date of this Agreement, no Borrower has any direct or contingent obligations or liabilities apart from those reflected on the Financial Statements, other than obligations or liabilities therefor incurred in the ordinary course of their respective businesses which are not materially different from the past practices of such Borrower.

                  (d) SEC Documents. The SEC Documents, as of their respective dates, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, and none of the SEC Documents contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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



                  (e) Taxes. Each Borrower has filed or caused to be filed all Federal, state, local and other tax returns which are required to be filed, and have paid or has caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due, except any such taxes that are immaterial in amount and reserved against, or any such taxes, levies, assessments, deficiencies or claims which are being contested in good faith by appropriate proceedings on terms which are disclosed in the Financial Statements and satisfactory to the Lender and as to which such Borrower has set aside on its books adequate reserves with respect to any such tax, levy assessment, deficiency or claim so contested. No Borrower has received notice of any proposed audit or has been requested to, or has granted, any extensions of the statute of limitations relating to any Federal, state, local or other taxes.

                  (f) Title to Properties. Each Borrower has good and marketable title to its properties and assets reflected on the latest of the applicable Financial Statements, and all such properties and assets are free and clear of mortgages, pledges, liens, charges and other encumbrances, except as required or permitted by this Agreement. No Borrower owns any real property.

                  (g) Litigation. There are no actions, suits or proceedings (whether or not purportedly on behalf of any Borrower) pending or, to the knowledge of any Borrower, threatened against or affecting any Borrower at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign ("Actions"), which involve any of the transactions contemplated by this Agreement or the other Loan Documents or which, if adversely determined against any Borrower, would result in any materially adverse change in the business, operations, prospects, properties or assets or in the condition, financial or otherwise, of any of them. Schedule 3(g) to this Agreement sets forth a true and accurate description of each pending or threatened Action. Unless otherwise indicated on said Schedule 3(g), each Borrower has established adequate reserves in respect of each such Action, which reserves are reflected on the March 31, 1999 Financial Statements.

                  (h) No Defaults. No Borrower is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic of foreign, which in any instance or in the aggregate would have a materially adverse effect on the condition (financial or otherwise) of any Borrower.

                  (i) Agreements. No Borrower is a party to any agreement or instrument or subject to any charter or other corporate restriction, or to any judgment, order, writ, injunction, decree or regulation materially and adversely affecting its business, properties or assets, operations or condition (financial or otherwise). No Borrower is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party in any manner which would materially and adversely affect the business, properties or assets, operations or condition (financial or otherwise) of any Borrower.

                  (j) Employee Benefit Plans. Each Borrower and each of the each Borrower's ERISA Affiliates are in compliance in all material respects with the terms of each Plan and each Plan complies in all material respects with the applicable provisions of the Internal Revenue Code and ERISA and the regulations and published interpretations thereunder. Within the times and in the manner prescribed by law, each Borrower has filed all returns (including, without limitation, Forms 5500) required by law for all Plans maintained by the Company. No Reportable Event, as defined in Section 4043(b) of ERISA or the regulations thereunder for which the thirty (30) days' notice requirement has not been waived by the Pension Benefit Guaranty Corporation, has occurred with respect to any Plan administered by any Borrower or any administrator designated by any Borrower or any ERISA Affiliate. As of March 31, 1999, there is, and on the Closing Date there will be, no unfunded liability under any Plan. Neither any Borrower nor any ERISA Affiliate has engaged in any prohibited transaction (within the meaning of Section 406 of ERISA or Section

4975 of the Internal Revenue Code, excluding any transactions which are exempt under Section 408 of ERISA or Section 4975 of the Internal Revenue Code) with respect to any Plan which any Borrower or any ERISA Affiliate maintains, or to which any Borrower or any ERISA Affiliate contributes, which could subject it or any such other person to any material liability. There are no material actions, suits or claims pending or, to any Borrower's knowledge, any material actions, suits or claims which could reasonably be expected to be asserted, against any Plan maintained by any Borrower or any ERISA Affiliate, the assets thereof, or against it in connection with any Plan. No Borrower is a participant in or contributor to any multiemployer benefit plan, and no Borrower has any formal or informal agreement requiring contribution to, any multiemployer benefit plan. Each Borrower and each ERISA Affiliate have made all payments due with respect to each Plan not later than the date such payments were due, and the Borrowers do not have any liability for any penalties or other assessments relating to the Plans or otherwise under ERISA.

                  (k) Federal Reserve Regulations. No Borrower is engaged principally in, nor has as one of its important activities the business of, extending credit for the purpose of purchasing or carrying any margin stock. No part of the proceeds of the Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or to carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which violates or is inconsistent with the provisions of the Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System.

                  (l) Governmental Approval; Licenses. No registration with or consent or approval of, or other action by, any Federal, state or other governmental authority or regulatory body is required in connection with the borrowing and guarantee contemplated by this Agreement or the execution, delivery and performance by the Borrowers of this Agreement, or the Term Note, the Security Agreement and the other Loan Documents. The Borrowers possess all licenses, permits, certificates, approvals and the like ("Licenses") necessary for the lawful operation of their respective businesses. All such Licenses are in full force and effect and there exists no threat (whether formal or informal) of a revocation or suspension of any of the Licenses.

                  (m) Compliance with Applicable Laws. Each Borrower is in compliance with the requirements of all applicable laws, rules, regulations and orders of any governmental authority applicable to it including, without limitation, laws, rules and regulations, relating to hazardous waste, hazardous substances and materials, asbestos and other environmental matters, health and safety, employment and labor relations, pension and employee benefit (including ERISA) and all other laws, rules and regulations the breach of which or noncompliance with which would have a Material Adverse Effect. No Borrower has received any formal or informal notice or advice to the effect that any Borrower has become or may become primarily responsible for any the environmental clean-up and remediation work or any similar obligations or responsibilities which may be imposed subsequent to the date of this Agreement.

                  (n) Insurance. The Borrowers maintain insurance policies in such amounts and against such risks and with such insurers, as is necessary to protect the Company's assets and properties.

         4. Conditions of Lending. The obligation of the Lender to make the Loan is subject to the following conditions precedent:

                  (a) Representations and Warranties. The representations and warranties of the Borrowers set forth in Paragraph 3 of this Agreement shall be true and correct as of the Closing Date.

                  (b) No Default. Each Borrower shall be in compliance with all the terms and provisions set forth in this Agreement on its part to be observed or performed, and no Default or Event of Default shall have occurred and be continuing.

                  (c) Executed Documents. The Borrowers shall have delivered to the Lender on the Closing Date the following documents in form and substance satisfactory to the Lender, each dated (except as otherwise set forth below) as of the Closing Date:

(i) The Term Note payable to the order of the Lender in the form of Exhibit A to this Agreement duly completed and executed by the Borrowers and dated as of the Closing Date.

                (ii) The Security Agreement duly executed by the Borrowers.

(iii) UCC-1 Financing Statements duly executed by the Borrowers in a form satisfactory to the Lender and which shall be filed by the Lender at the expense of the Borrowers.

(iv) The certificate of the chief executive and financial officers of the Borrowers as to the matter set forth in Paragraphs 4(a) and (b) of this Agreement.

(v) Copies of following supporting documents, to the extent that such documents are provided to the Bank:

(A) Copies of the certificate of incorporation of each Borrower certified by the Secretary of State of the state of organization;

                                    (B)   Certificate   of  good   standing  (or
equivalent) for each of the Borrowers
from the respective jurisdictions of their incorporation or organization;

                                    (C)   Certificate   of  good   standing  (or
equivalent) for the Borrowers from
each jurisdictions in which the ownership or lease of their respective properties and the conduct of their respective businesses requires qualification as a foreign corporation;

(D) Certificates of resolution, incumbency and corporate documents for the Borrowers in form and substance satisfactory to the Lender;

                                    (E) Copies of the by-laws of each  Borrower,
certified by the corporate
secretary; and

                                    (F) Such other  documents  as the Lender may
reasonably request.

                  (d) Cancellation of Letters of Credit. The Borrowers shall have caused the termination, cancellation and return to the Lender of any and all letters of credit issued, guaranteed or otherwise provided, directly or indirectly, by the Lender or any affiliate of the Lender such that, at the Closing, neither the Lender nor such affiliate shall have any obligation, either direct or contingent, under any letters of credit on behalf of or otherwise benefitting any of the Borrowers.

                  (e) Lien Searches. UCC and other lien searches and other proof satisfactory to the Lender that the Collateral is free and clear of all liens, claims, security interests and other encumbrances, except Permitted Encumbrances.

                  (f) Payments.  Payment to Lender's  counsel of its  reasonable
fees  and   disbursements   relating  to  the  Loan  Document  and  the  related
transactions.

         5. Affirmative Covenants. The Borrowers jointly and severally covenant and agree with the Lender that, so long as this Agreement shall remain in effect or any of the principal of or interest on the Term Note or other obligations or amount payable pursuant to this Agreement, the Term Note, the Security Agreement or any of the other Loan Documents shall be unpaid, as follows:

                  (a) Existence;  Properties. They shall do or cause to be done, all things necessary at all times (i) to preserve and keep in full force and effect the existence of each Borrower as a corporation organized under the laws of the jurisdiction of its incorporation, (ii) to comply with all laws applicable to them and each of them; (iii) to maintain, preserve and protect all franchises and trade names, license rights, trademarks and patents owned or licensed by any of the Borrowers; (iv) to preserve all of the property used or useful by any of the Borrowers in the conduct of their respective businesses and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times; (v) to maintain (A) property and business interruption insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (B) worker's compensation insurance in the amount required by applicable law, (C) public liability and errors and omissions insurance in an amount customary with companies in the same or similar business against claims for personal injury, death, property damage and otherwise, and
(D) such other insurance as may be required by law. The insurance referred to in clauses (v)(A) and (C) of this Paragraph 5(a) shall not be less than the amount carried on the date of this Agreement.

                  (b) Payment of Indebtedness and Taxes. Each Borrower shall (i) pay all of its Indebtedness and obligations, including, but not limited to, all principal and interest on all notes and other obligations whether now existing or hereafter arising, as and when due and payable, and (ii) pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon its income and profits, or upon any of its respective property, real, personal or mixed, or upon any part thereof, before the same shall become delinquent, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Borrowers shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings on terms satisfactory to the Lender, and the Borrower in question shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

                  (c) Notice of Adverse Change. The Borrowers shall, promptly, but not later than three (3) Business Days after any change or information shall have come to the attention of any officer of any Borrower, notify the Lender in writing of (i) any change in the corporate status, business, operations or financial condition of any Borrower or any other development relating to any Borrower which, in the good faith judgment of such Executive Officer, may be materially adverse to such Borrower disclosing the nature thereof, and (ii) any information which indicates that any financial statement or certificate which is the subject of any representation contained in this Agreement, or which is furnished to the Lender pursuant to this Agreement, fails, to any material extent, to present fairly the financial condition and results of operations purported to be presented therein, disclosing the nature thereof.

                  (d) SEC Filings. The Company shall deliver to the Lender a copy of all material filed with the Commission within five (5) Business Days after such material is filed with the Commission;

provided, however, that the Company shall not be required to deliver preliminary proxy material to the Lender. The Company shall also deliver to the Lender any material that it sends to its stockholders at the same time such material is provided to stockholders.

                  (e) Notice of Default. In the event any Borrower or any officer of any Borrower knows of any Default or Event of Default which shall have occurred, or knows of a material default (or event which, with the passage of time or the giving of notice would result in a default) under any other agreement, indenture, mortgage or other instrument to which any Borrower is a party, regardless of whether such default would constitute a Default or Event of Default, promptly upon such knowledge furnish to the Lender a written statement as to such occurrence or event, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto.

                  (f) Prepayment Demand Event. The Borrowers shall promptly notify the Lender of any Prepayment Demand Event. Such notice shall be given not later than ten (10) days prior to the earlier of (i) the date of the agreement relating to a Prepayment Demand Event, or, if no agreement is executed, the scheduled closing date, or (ii) if stockholder approval is required, the date that notice is given to stockholders. If the Lender demands prepayment as a result of a Prepayment Demand Event, the Borrowers shall prepay the Term Note within five (5) days after notice demanding prepayment is given by the Lender, but not earlier than the date of the Prepayment Demand Event if the occurrence of the Prepayment Demand Event is necessary for the Borrowers to have the funds to prepay the Note.

                  (g) Compliance with Applicable Laws. Each Borrower shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, including, without limitation, hazardous waste, hazardous substance and material, asbestos and other environmental, health and safely, employee and labor relations laws, employee benefit (including ERISA) the breach of which or noncompliance with which would materially and adversely affect the business, operations, prospects, properties or assets or the condition, financial or otherwise, of any Borrower, except to the extent that such violation or failure of compliance would have a Material Adverse Effect.

                  (h) Use of Proceeds. The Borrowers shall use the proceeds of the Loan only for the purpose set forth in the recitals at the outset of this Agreement. No portion of the proceeds of the Loan shall be used to pay any of any Borrower's obligations to its officers, directors and principal stockholders.

         6. Negative Covenants. The Borrowers, jointly and severally, covenant and agree with the Lender as follows:

                  (a) Liens. No Borrower shall incur, create, assume or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever (including conditional sales or other title retention agreements) on any assets now or hereafter owned by it, other than the following ("Permitted Encumbrances"):

(i) A secured loan from the Bank in the amount of not more than fifteen million dollars ($15,000,000) to be made pursuant to a certain Loan and Consignment Agreement dated the date of this Agreement between the Borrowers and the Bank (which agreement, together with the related loan documents, is referred to as the "Bank Loan Agreement"), which facility includes a one million five hundred thousand dollar ($1,500,000) loan for the purchase by the Borrowers of forward metals contracts; provided, however, that such loan and the related lien shall only be a Permitted Encumbrance as long as the principal amount of the note to the Bank does not exceed fifteen million dollars ($15,000,000).

                           (ii)  A   secured   note  to   Reliable   Corporation
("Reliable") in the principal amount
of not more than one million one hundred thousand dollars ($1,100,000), issued as part of the purchase price of certain assets ("Reliable Assets") purchased from Reliable, which note is secured only by the Reliable Assets; provided, however, that such loan and the related lien shall only be a Permitted Encumbrance as long as the principal amount of the note to the Bank does not exceed one million one hundred thousand dollars ($1,100,000).

                           (iii)   Deposits    under   worker's    compensation,
unemployment insurance, pension
and social security laws.

(iv) Liens for taxes not yet due, or liens for taxes contested as permitted by Paragraph 5(b) of this Agreement.

              (v) Liens contemplated by this Agreement and the Loan Documents.

(vi) Carriers' and warehousemen's liens or, subject to Paragraph 5(b) of this Agreement, other liens imposed by law provided such liens are incurred in good faith and in the ordinary course of business and not as a result of either a violation of or a failure to comply with any applicable Federal, state or local laws, rules or regulations or a breach of or default under any Indebtedness or agreement, and are discharged as reasonably required by the Lender.

                (vii) Purchase money mortgages and Capital Lease Obligations; provided that (A) no other terms, covenants or conditions of this Agreement or the other Loan Documents are violated as a result of the incurrence of such purchase money mortgage or Capital Lease Obligation, (B) the principal amount of any purchase money mortgage or the amount financed with any Capital Lease Obligation, determined in accordance with Generally Accepted Accounting Principles, consistently applied, secured by such lien does not exceed 90% of the lesser of (I) the purchase price or (II) the fair market value of the asset being acquired or leased, and (C) no asset other than the acquired or leased asset secures the underlying Indebtedness.

                           (viii) Other liens, security interests, mortgages or
pledges granted to the Lender.

                  (b) Indebtedness. No Borrower shall incur, create, assume or suffer to exist or otherwise become liable in respect of (i) any indebtedness for borrowed money or otherwise, (ii) deferred purchase price of property, (iii) on account of deposits (other than in the normal course of business), (iv) advance or progress payments under contracts, (v) liability, contingent or otherwise, evidenced by notes, bonds, debentures, or similar obligations, (vi) purchase money mortgages, (vii) Capital Lease Obligations, or (viii) face amount(s) of all letters of credit issued for the account of such Person (all of which are referred to as "Indebtedness"), other than:

(i) Indebtedness described in Schedule 6(b) to this Agreement.

(ii) Indebtedness which secures the obligations referred to in Paragraphs 6(a)(i) and (ii) of this Agreement, but only if the principal amount of such Indebtedness is not in excess of the amounts set forth in said Paragraphs 6(a)(i) and (ii).

               (iii) Indebtedness incurred in connection with this Agreement.

                           (iv) Trade payables incurred in the ordinary course
of the business.

(v) Indebtedness incurred in connection with purchase money mortgages or Capital Lease Obligations permitted by Paragraph 6(a)(vii) of this Agreement.

                           (vi)     Approved Subordinated Debt.

                     (vii) Other Indebtedness to the Lender.

                  (c) Guarantees. No Borrower shall guarantee, endorse, become surety for, or otherwise in any way become or be responsible for the obligations of any Person, whether by agreement to purchase the indebtedness of any other Person, or agreement for the furnishing of funds, directly or indirectly, including working capital maintenance, take-or-pay contracts or through the purchase of goods, supplies or services for the purpose of discharging the Indebtedness of any other Person or otherwise, or enter into or be a party to any contract for the purchase of merchandise, materials, supplies or other property if such contract provides that payment for such merchandise, materials, supplies or other property shall be made regardless of whether delivery of such merchandise, supplies or other property is ever made or tendered except endorsements of negotiable instruments for collection or deposit in the ordinary course of business and guaranties of any other Indebtedness to the Lender, except that the Borrowers may guarantee the obligations of the other Borrowers pursuant to the Bank Loan Agreement.

                  (d) Nature of Business. No Borrower shall materially change or alter the nature of its business from the nature of the business engaged in by it on the date of this Agreement.

                  (e) No Material Adverse Events. There shall be no material adverse change to the business, financial condition or prospects of any Borrower.

                  (f) No Change of Address.  No Borrower  shall,  without twenty
(20) Business Days prior notice to the Lender and execution by such Borrowers of new UCC-1 Financing Statements, (i) change the address of its principal executive office, (ii) change the location of the place at which records concerning accounts receivable, inventory and equipment are maintained, or (iii) maintain inventory at any location not provided for in the applicable Security Agreement.

         7.       Events of Default.

                  (a) Events of Default Defined. As used in this Agreement, an "Event of Default" shall mean the happening of any of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of any subordination agreement or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) Any failure of the Borrowers to pay principal on the Term Note when due, whether on the Maturity Date or upon the happening of a Prepayment Demand Event, regardless of the reason for such failure, if such failure continues for a period of three (3) days from the Maturity Date.

                (ii) Any failure to pay interest on the Term Note when due, regardless of the reason for such failure, if such failure continues for a period of five (5) days from the date such interest payment is due.

                  (iii) Any other breach by any Borrower of any representations, warranties or covenants contained in the Loan Agreements, the Security Agreement, the Note or any other Loan Documents which has not been cured within thirty (30) days after notice thereof is given by the Lender.

(iv) Any Borrower shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency or similar law, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, either any such proceeding or the filing of any such petition which shall have been filed against any Borrower, (iii) apply for or consent to the employment of a receiver, trustee, custodian, sequestrator or similar official for itself or for a substantial part of its property, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable or admit in writing the inability or the failure generally to pay its debts as they become due, or (vii) take any corporate action for the purpose of effecting any of the foregoing.

(v) An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Borrower or of a substantial part of the property of any of them under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency or similar law (U.S. or foreign), (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for any Borrower or for a substantial part of the property of any of them, or (iii) the winding-up or liquidation of any Borrower which, in any such case, is not dismissed or vacated within ninety (90) days after the commencement or the filing thereof.

                (vi) The Security Agreement shall not be in full force or effect at any time.

                           (vii) A material adverse change shall occur with
respect to any Borrower.

                  (b) Rights of Lender Upon Events of Default. In the case of the happening of any Event of Default then, at any time thereafter, (x) if notice was required originally under Paragraph 7(a) in order for the Event of Default to have occurred, then without notice or demand upon, or (y) if notice was not so required, then immediately upon notice given to any one or more of the Borrowers, the Lender may take any of or all of the following actions, at the same or different times: (i) declare the Term Note and all fees and the other sums accrued under this Agreement, the Term Note, the Security Agreement and the other Loan Documents, all obligations of the Borrowers, contingent or matured, to be forthwith due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything contained in this Agreement or in the Term Note to the contrary notwithstanding, and (ii) exercise any or all of the rights and remedies afforded to the Lender in the Security Agreement, by the UCC or other law, or otherwise possessed by the Lender, and realize upon, dispose of or sell all or any part of the Collateral, and the Lender may apply the net proceeds of such realization, disposal or sale to the payment of any liabilities of the Borrowers under the Term Note, the Security Agreement, the other Loan Documents or this Agreement in such order as the Lender may elect.

                  (c) Lender as Secured Creditor under UCC. At all times until all of the Borrowers' obligations pursuant to this Agreement, the Term Note, the Security Agreement and the other Loan Documents have been satisfied in full, the Lender may exercise all rights of a secured creditor pursuant to the UCC. No Borrower shall take any action with respect to any Collateral which is inconsistent with the Lender's rights pursuant to this Agreement and the Security Agreement, and they shall comply fully, at their cost and expense, with all of their obligations set forth in the Security Agreement. The foregoing is not intended to limit any provision of any of the Security Agreement in any way.

         8.       Miscellaneous.

                  (a) Notices. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be in writing and shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mail or overnight courier service as provided in this Paragraph 8(a). Notices shall be deemed to have been received on the date of personal delivery or telecopy or, if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the fifth (5th) business day after the date of mailing. Notices shall be sent to the parties as follows:

             If to the Borrowers:               c/o Westbury Metals Group, Inc.
                                                     750 Shames Drive
                                                    Westbury, New York 11590
                   Attention of Mr. Mandel Sherman, President
                               Fax: (516) 997-8943

                  With a copy to:  Edwards & Angell, LLP
                              2800 BankBoston Plaza
                                   Providence, Rhode Island 02903
                                   Attention of Susan A. Keller, Esq.
                               Fax: (401) 276-6611

                  If to the Lender: Alliance Capital Investment Corp.
                               125 West Shore Road
                           Huntington, New York 11743
                    Attention of Ms. Stacie Greene, President
                               Fax: (516) 547-9524

                  With a copy to:   Esanu Katsky Korins & Siger, LLP
                                605 Third Avenue
                                    New York, New York 10158
                                    Attention of Asher S. Levitsky P.C.
                               Fax: (212) 953-6899

Any party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

                  (b) Survival of Agreement. All covenants, agreements, representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement shall survive the making by the Lender of the Loan and the execution and delivery to the Lender of the Term Note, and shall continue in full force and effect so long as the Term Note is outstanding or any amount due thereunder or under this Agreement, the Security Agreement or any other Loan Document remains unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Borrower which are contained in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the Lender. No Borrower may assign or transfer any of its interest under this Agreement or the Term Note or under the Security Agreement or other Loan Documents without the prior written consent of the Lender.

                  (c) Expenses of the Lender. The Borrowers shall pay, on the Closing Date, the reasonable legal fees and disbursements of Lender in connection with the negotiation, execution and consummation of the transactions contemplated by this Agreement and related transactions. In addition, the Borrowers shall jointly and severally pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the enforcement of the rights of the Lender in connection with this Agreement, the Security Agreement, the other Loan Documents, or with respect to the Loan or the Term Note, and with respect to any action which may be instituted by any Person against the Lender in respect of any of the foregoing, or as a result of any transaction, action or non-action arising from any of the foregoing, including, but not limited to, the fees and disbursements of counsel to the Lender.

                  (d) Applicable Law. THIS AGREEMENT AND THE TERM NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

                  (e) No Waiver of Rights by the Lender. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege under this Agreement or the Term Note, the Security Agreement, or any other Loan Document shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

                  (f) Adjustment of Maturity. Whenever a payment to be made hereunder shall fall due and payable on any day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such adjustment of time shall be included in computing interest.

                  (g) Modification of Agreement. No modification, amendment or waiver of any provision of this Agreement, the Term Note, the Security Agreement or any other Loan Documents, nor any consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender and the party against whom enforcement of any such modification, amendment or waiver is sought, and expressly refers to this Agreement and states that it is a modification, amendment or waiver, as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in the same, similar or other circumstances.

                  (h) Severability. In case any one or more of the provisions contained in this Agreement, the Term Note, the Security Agreement or the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

                  (i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

                  (j)   Headings.   Paragraph   headings  used  herein  are  for
convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

                  (k) Indemnification. The Borrowers jointly and severally agree to indemnify the Lender from and hold it harmless against any and all liabilities, claims (including, without limitation, any claim under environmental legislation), damages or expenses ("Liabilities") incurred by the Lender, arising out of, or by reason of the entering into, this Agreement, or the consummation of the transaction contemplated by this Agreement and the Term Note or the use or contemplated use of proceeds of the Loan, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any investigation, litigation or other proceedings (whether or not the Lender is a party thereto) arising out of or by reason of any of the aforesaid, other than Liabilities resulting from the willful misconduct of the Lender.

The Lender will promptly give the Borrowers a written statement specifying the amount of any claim which it believes is subject to the indemnity set forth in this Paragraph 8(k) which notice shall be conclusive, absent manifest error, and binding upon the Borrowers. The provisions of this Paragraph 8(k) shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement or the Term Note or any investigation made by or on behalf of the Lender. Without limiting the foregoing, the Borrowers jointly and severally further agree to indemnify and hold harmless the Lender, its officers and directors, each Person who controls the Lender within the meaning of Section 15 of the Securities Act of 1933 or any applicable state securities law and their respective successors, from and against any and all claims, damages, losses, liabilities, costs or expense, joint or several, to which they or any of them may become subject under any Federal or state securities law, rule or regulation, at common law or otherwise, insofar as such claims, damages, losses, liabilities, costs or expenses arise out of or are based upon performance by the Lender hereunder, including the execution and delivery of any other document in connection therewith. The Borrowers upon demand by the Lender made at any time, shall reimburse the Lender for any reasonable legal or other expenses incurred in connection with investigating or defending against any of the foregoing. The indemnities contained herein shall survive the expiration or termination of this Agreement and the payment of the Term Note and any obligations of the Borrowers to the Lender under this Agreement, the Security Agreement, the Term Note and the other Loan Documents.

                  (l) Default Interest. Upon the occurrence of an Event of Default, the Borrowers shall, regardless of whether the Lender has exercised any of the remedies provided for in this Agreement, the Term Note, the Security Agreement or any of the other Loan Documents, pay interest, to the extent permitted by law (i) on the outstanding principal and (ii) on any amounts advanced by the Lender pursuant to this Agreement, the Term Note, the Security Agreement or any of the other Loan Documents to protect its security interest in any of the Collateral, or for any other reason (after as well as before judgment), at a per annum rate (based on a 360-day year) of ten (10) percentage points in excess of the Prime Rate.

                  (m) Usury Savings Clause. All payment obligations arising under this Agreement or the Term Note are subject to the express condition that at no time shall any Borrower be obligated or required to pay interest at a rate which could subject the Lender to either civil or criminal liability as a result of being in excess of the maximum rate which the Borrowers are permitted by law to contract or agree to pay. If by the terms of this Agreement or the Term Note, any Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the applicable rate of interest shall be deemed to be immediately reduced to such maximum rate, and interest thus payable shall be computed at such maximum rate, and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of principal.

                  (n) Waiver of Jury Trial. THE LENDER AND THE BORROWERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, THE TERM NOTE, THE SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT, THE TERM NOTE, THE SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS. EXCEPT AS PROHIBITED BY LAW, EACH BORROWERS HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND
(B) ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS

AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH IN THIS PARAGRAPH 8(n).

                  (o) Conflicts. Any conflict between any term or provision of this Agreement and any term, covenant, condition or provision of the Security Agreement shall be resolved in favor of the term, covenant, condition or provision which is more likely to enlarge the scope of the Collateral or to enhance better the financial security provided to the Lender by the Collateral.

                  (p) Gender and Number. All references to any gender shall be deemed to include the masculine, feminine or neuter gender, the singular shall include the plural, and the plural shall include the singular.

                  (q) Consent to Jurisdiction; Waiver of Immunities. The Borrowers hereby irrevocably submit to the jurisdiction of any New York State or Federal court sitting in New York, Nassau or Suffolk County in any action or proceeding arising out of or relating to this Agreement, and each of them hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Borrowers hereby irrevocably waive the defense of an inconvenient forum to the maintenance of such action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Borrowers at their respective addresses set forth in Paragraph 8(a) of this Agreement, including, without limitation, copies of the summons and complaint and any other process which may be served in any such action or proceeding. The Borrowers agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. Nothing in this Paragraph 8(q) shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against any Borrower or their respective property in the courts of any other jurisdictions. Notwithstanding anything to the contrary contained herein, in no event shall any Borrower commence any action relating to this Agreement, the Security Agreement, the Term Note or any other Loan Document except in the Federal or New York State courts located in New York City or Nassau or Suffolk County, New York.

                                              [Signatures on Following Page]

         IN WITNESS WHEREOF, each Borrower and the Lender have executed this Agreement or has caused this Agreement to be duly executed by its duly authorized officer, all as of the day and year first above written.

THE BORROWERS:

WESTBURY METALS GROUP, INC.                     WESTBURY INTERNATIONAL, INC.



By:_____________________________             By:_______________________________
    Name: Mandel Sherman                            Name: Mandel Sherman
    Title:   President                              Title:   President

WESTBURY ALLOYS, INC.                            RELIABLE - WEST TECH, INC.



By:_____________________________             By:_______________________________
    Name: Mandel Sherman                             Name: Mandel Sherman
    Title:   President                              Title: President


LENDER:

ALLIANCE CAPITAL INVESTMENT CORP.



By:_____________________________
    Name: Stacie Greene
    Title:   President

STATE OF NEW YORK          )
                            :ss:
COUNTY OF NEW YORK         )


                  On the th day of July, 1999, before me personally came Mandel Sherman, to me known, who, being by me duly sworn, did depose and say that he is the President of Westbury Metals Group, Inc., a Delaware corporation, Westbury International, Inc., a Delaware corporation, Westbury Alloys, Inc., a Delaware corporation, and Reliable - West Tech, Inc., a Rhode Island corporation, the corporations described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said corporations.


                                                         Notary Public

STATE OF NEW YORK          )
                                    :ss.:
COUNTY OF NEW YORK                  )


                  On the th day of July, 1999, before me personally came Stacie Greene, to me known, who, being by me duly sworn, did depose and say that she is the President of Alliance Capital Investment Corp., a Nevada corporation, the corporation described in and which executed the above instrument; and that she signed her name thereto by authority of the Board of Directors of said corporation.



                                                             Notary Public

                                    Exhibit A
                         TERM NOTE

$2,000,000                                        New York, New York
                                                  July    , 1999

         FOR VALUE RECEIVED, Westbury Metals Group, Inc., Westbury International, Inc., a Delaware corporation, Westbury Alloys, Inc., a Delaware corporation, and Reliable - West Tech, Inc., a Rhode Island corporation (the "Makers"), DO HEREBY JOINTLY AND SEVERALLY PROMISE to pay to the order of Alliance Capital Investment Corp. (the "Payee"), at the office of Payee in lawful money of the United States of America, in immediately available funds, the principal amount of two million dollars ($2,000,000) on July 15, 2001 or on such earlier date or dates as said principal amount may become due and payable pursuant to the Loan Agreement dated as of the date hereof, among the Makers and the Payee(the "Agreement"), and pay interest from the date hereof, in like money, on the dates specified in, and at the Interest Rate as defined in and pursuant to, the Agreement, and, upon default, on demand as provided in Paragraphs 8(l) of the Agreement. This Note is subject in all respects to the Agreement including, without limitation, the Usury Savings Clause in Paragraph 8(m) thereof.

         All payments required hereunder shall be made on or before noon New York City time on the day in question.

         This Note is the Term Note referred to in Paragraph 2(a) of the Agreement, and is subject to prepayment provisions and acceleration of maturity as set forth in the Agreement.

         This Note is secured by a security interest in certain Collateral all as set forth in the Agreement, the Security Agreement and the other Loan Documents referred to therein.

         In the event that the Payee engages counsel in order to enforce its rights under this Note, the Borrowers shall jointly and severally pay all reasonable legal fees and expenses incurred by the Payee, regardless of whether litigation is commenced.

         The Makers waive presentment, demand for payment, protest and notice of protest or nonpayment and any other notice required to be given under applicable law (other than notice expressly provided by the Agreement) in connection with the enforcement of this Note.

         This Note shall be governed by the laws of the State of New York applicable to agreements executed and to be performed wholly within such State without regard to principles of conflicts of law. To the extent that they may legally do so, the Makers hereby (a) consent to the jurisdiction of the United States District Court for the Southern and Eastern District of New York and Supreme Court of the State of New York in the County of New York, Nassau or Suffolk in any action relating to or arising out of this Note, (b) agrees that any process in any action commenced in such court under this Agreement may be served upon him personally, by certified or registered mail, return receipt requested, or by an overnight courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon him in New York City, Nassau County or Suffolk County, as the case may be, in addition to any other method of service permitted by law, and (c) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto. MAKERS WAIVE RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY SUIT OR ACTION ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, TO THE EXTENT THAT THEY MAY LEGALLY DO SO.

         IN WITNESS WHEREOF, the Makers have executed this Note by their duly authorized officers on the date first aforesaid.

WESTBURY METALS GROUP, INC.                   WESTBURY INTERNATIONAL, INC.


By:_____________________________             By:_______________________________
    Name: Mandel Sherman                               Name: Mandel Sherman
    Title:  President                                  Title:  President

WESTBURY ALLOYS, INC.                           RELIABLE - WEST TECH, INC.


By:_____________________________              By:_______________________________
    Name: Mandel Sherman                             Name: Mandel Sherman
    Title:  President                                Title: President